UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2012

SITEL Worldwide Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-172952 (Commission file number)	16-1556476 (IRS employer identification number)
3102 West End Avenue Two American Center, Suite 1000 Nashville, Tennessee 37203 (Address of principal executive offices)		37203 (Zip Code)

(615) 301-7100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreements.
On April 26, 2012, SITEL Worldwide Corporation (“Sitel”) entered into extension agreements (the “Revolver Extension Agreements”) pursuant to which it extended the maturity date for $10,000,000 of commitments on its U.S. revolver, $1,773,333.33 of which are drawn as of April 26, 2012, and $10,000,000 of commitments on its Canadian revolver, $606,183.07 of which are drawn as of April 26, 2012, to January 30, 2016.
The pricing of the extended portion of the U.S. revolver is based, at our option, on (a) LIBOR plus the applicable margin of 6.75% or (b) the higher of (i) the federal funds rate plus 0.5% or (ii) the banks’ prime rate, plus the applicable margin of 5.75%. The pricing of the extended portion of the Canadian revolver is based, at our option, on (a) the Canadian bankers’ acceptances rate (the “BA Rate”)plus the applicable margin of 6.75% or (b) the higher of (i) the one month BA Rate plus 0.75% or (ii) the Canadian prime rate, plus the applicable margin of 5.75%.
Copies of the Revolver Extension Agreements are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K. The descriptions of the material terms of the Revolver Extension Agreements are qualified in their entirety by reference to such exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.
The disclosures under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
10.1
Extension Agreement, dated as of April 26, 2012, among SITEL, LLC, ClientLogic Holding Limited, SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), the guarantors party thereto, the U.S. revolver lenders party thereto, and Goldman Sachs Credit Partners L.P., as administrative agent.

10.2
Extension Agreement, dated as of April 26, 2012, among SITEL, LLC, ClientLogic Holding Limited, SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), the guarantors party thereto, the Canadian revolver lenders party thereto, and Goldman Sachs Credit Partners L.P., as administrative agent.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEL Worldwide Corporation (Registrant)
By: /s/ David Beckman Name: David Beckman Title: Global Chief Legal Officer and Secretary

Date:	April 30, 2012

Exhibit Index

Exhibit Number	Exhibit Description
10.1
Extension Agreement, dated as of April 26, 2012, among SITEL, LLC, ClientLogic Holding Limited, SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), the guarantors party thereto, the U.S. revolver lenders party thereto, and Goldman Sachs Credit Partners L.P., as administrative agent.

10.2
Extension Agreement, dated as of April 26, 2012, among SITEL, LLC, ClientLogic Holding Limited, SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), the guarantors party thereto, the Canadian revolver lenders party thereto, and Goldman Sachs Credit Partners L.P., as administrative agent.